Exhibit 10.1

FIRST AMENDMENT TO LOAN AGREEMENT

THIS FIRST AMENDMENT TO LOAN AGREEMENT (this “Amendment”) is entered into effective as of the    31st    day of March, 2011 (the “Effective Date”), governed by and construed in accordance with the laws of the State of Colorado and performable in Arapahoe County, Colorado, is made by and between TMG HOLDINGS COLORADO, LLC, a Texas limited liability company, hereinafter referred to as "Lender", whose address is 7598 N. Mesa Street, Suite 205, El Paso, Texas 79912 and VERECLOUD, INC., a Nevada corporation, hereinafter referred to as "Borrower", whose address is 6560 S. Greenwood Plaza Blvd., Suite 400, Englewood, Colorado 80111.

RECITALS

WHEREAS, Borrower and Lender entered into that certain Loan Agreement, dated effective June 10, 2010 (the “Agreement”); and

WHEREAS, Borrower and Lender have agreed to amend the Agreement as set forth herein; and

NOW, THEREFORE, the parties hereto, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, hereby agree as follows:

I.          MODIFICATIONS, DELETIONS, SUBSTITUTIONS AND ADDITIONS

A.           The following definitions in the Agreement are hereby amended as follows:

1.           The term “Loan Agreement” shall mean that certain Loan Agreement, dated effective June 10, 2010, as amended by that certain First Amendment to Loan Agreement, dated effective March 31, 2011, by and between Lender and Borrower.

2.           Section 1.10 of the Agreement is hereby deleted and the following substituted in its place:

“1.10     Loan.  The term "Loan" shall mean the loan by Lender to Borrower in the original principal amount not to exceed TWO MILLION FIVE HUNDRED SIXTY-FOUR THOUSAND AND N0/100THS UNITED STATES DOLLARS (U.S. $2,564,000.00).”

3.           Section 1.11 of the Agreement is hereby deleted and the following substituted in its place:

“1.11     Note.  The term "Note" shall mean that certain Revolving Credit Note, dated effective June 10, 2010, in the original principal amount of $1,564,000.00, as renewed and extended by that certain Renewed, Extended, and Modified Revolving Credit Note, dated March 31, 2011, from Borrower to Lender in the total amount of and evidencing the Loan.”

B.           Section 1.05 of the Agreement shall be amended as follows:

1.           New Subsection (i)  is hereby added as follows:

“(i)       A material default by Borrower, upon any other material contract or material obligation of Borrower, which (1) adversely affects Lender and (2) default is not fully cured within any cure period applicable with respect to such contract or obligation;”

C.           Section 2.05(b) of the Agreement shall be amended as follows:

1.           The period at the end of Subsection (iii) shall be deleted and the following substituted in its place:  “; and”.

2.           A new Subsection (iv) is hereby added as follows:

  “(iv)           Lender shall have approved such Advance, in Lender’s sole and absolute discretion (including, but not limited to, Lender having approved the proposed use of the proceeds of such Advance).”

D.           Exhibit “A” of the Agreement is hereby amended by adding the words “as amended” in the “Re” portion of the Request for Advance and Certification the words “dated June 10, 2010”.

II.           REMAINING TERMS AND PROVISIONS.  Except as amended or otherwise modified herein, all terms and provisions of the Agreement shall remain in full force and effect as written, and Borrower hereby agrees and acknowledges that this Amendment will not modify or otherwise alter their respective duties, obligations and liabilities under the Agreement or any of the obligations described therein.

III.           RELEASE.  IN CONSIDERATION OF THE AGREEMENT OF LENDER TO ENTER INTO THIS AMENDMENT, WHICH CONSIDERATION IS AGREED BY BORROWER TO BE GOOD AND SUFFICIENT, BORROWER TO THE MAXIMUM EXTENT NOT PROHIBITED BY APPLICABLE LAW HEREBY RELEASES, ACQUITS AND FOREVER DISCHARGES ANY AND ALL RELEASED PARTIES (AS DEFINED BELOW) OF AND FROM ANY AND ALL CLAIMS, DEMANDS, ACTIONS, CAUSES OF ACTION, LIENS, DAMAGES, EXPENSES, FEES AND COSTS (INCLUDING WITHOUT LIMITATION, ATTORNEY’S FEES) OF ANY AND EVERY NATURE, KIND OR CHARACTER, WHETHER STATUTORY (INCLUDING, WITHOUT LIMITATION, USURY CLAIMS), IN CONTRACT OR IN TORT, KNOWN OR UNKNOWN, PRESENT OR FUTURE, WHICH HAVE ACCRUED OR MAY ACCRUE TO BORROWER AND/OR ANY CREDITOR OR AFFILIATE OF BORROWER ARISING FROM, RELATED TO, OR CONNECTED WITH (I) ANY EXTENSION OF CREDIT BY LENDER TO BORROWER ON OR PRIOR TO THE DATE OF EXECUTION HEREOF, AND/OR (II) ANY MATTER OR THING DONE, OMITTED OR SUFFERED TO BE DONE BY ANY OR ALL OF THE RELEASED PARTIES ON OR PRIOR TO THE DATE OF EXECUTION HEREOF, INCLUDING, WITHOUT LIMITATION, ANY LOSSES, DAMAGES, COSTS, FEES (INCLUDING, WITHOUT LIMITATION, ATTORNEYS’ FEES), AND EXPENSES ARISING FROM, RELATED TO, OR CONNECTED WITH, ANY ALLEGED BREACH OF FIDUCIARY DUTY, BREACH OF ANY DUTY OF FAIR DEALING, BREACH OF CONFIDENCE, BREACH OF FUNDING COMMITMENT, UNDUE INFLUENCE, DURESS, ECONOMIC COERCION, CONFLICT OF INTEREST, NEGLIGENCE, BAD FAITH, MALPRACTICE, VIOLATIONS OF THE RACKETEER INFLUENCED AND CORRUPT ORGANIZATIONS ACT, INTENTIONAL OR NEGLIGENT INFLICTION OF MENTAL DISTRESS, TORTIOUS INTERFERENCE WITH CONTRACTUAL RELATIONS, TORTIOUS INTERFERENCE WITH CORPORATE GOVERNANCE OR PROSPECTIVE BUSINESS ADVANTAGE, BREACH OF CONTRACT, DECEPTIVE TRADE PRACTICES, LIBEL, SLANDER AND/OR CONSPIRACY.  THE FOREGOING RELEASE EXPRESSLY INCLUDES (WITHOUT LIMITATION) ANY CLAIM, DEMAND, ACTION OR CAUSE OF ACTION ARISING OUT OF OR IN ANY WAY RELATING TO THE NEGLIGENCE OF ANY RELEASED PARTY.   FOR PURPOSES OF THIS PARAGRAPH, THE TERM “RELEASED PARTIES” MEANS LENDER, AND/OR ANY AFFILIATE (i.e., ANY PERSON OR ENTITY CONTROLLED BY LENDER, CONTROLLING LENDER, OR UNDER COMMON CONTROL WITH LENDER), AND/OR THE RESPECTIVE DIRECTORS, OFFICERS, SHAREHOLDERS, PARTNERS, MEMBERS, EMPLOYEES, AGENTS, SERVANTS, REPRESENTATIVES, CONTRACTORS, SUBCONTRACTORS, ATTORNEYS, AFFILIATES, SUBSIDIARIES, PARTICIPANTS, PREDECESSORS, SUCCESSORS AND ASSIGNS OF LENDER OR ANY AFFILIATE OF LENDER.

 V.           COUNTERPARTS.   This Amendment may be executed in multiple counterparts, each of which shall be deemed an original and all of which, when taken together, shall constitute one and the same agreement.

THIS FIRST AMENDMENT TO LOAN AGREEMENT AND ANY OTHER DOCUMENTS PREVIOUSLY OR NOW EXECUTED IN CONNECTION WITH THE OBLIGATIONS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.

THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, the parties have executed this Amendment as of the Effective Date.

LENDER: TMG HOLDINGS COLORADO, LLC

By:	/s/ Scott M. Schwartz
Name:	Scott M. Schwartz
Its:	President

BORROWER: VERECLOUD, INC.

By:	/s/ John F. McCawley
Name:	John F. McCawley
Its:	Chief Executive Officer

[Signature Page to First Amendment to Loan Agreement]